Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2018

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2018	December 31, 2017
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$45,822,017	$45,372,989
Held for investment, at amortized cost	77,213	77,041
Mortgage loans on real estate	2,892,155	2,665,531
Derivative instruments	1,290,387	1,568,380
Other investments	536,594	616,764
Total investments	50,618,366	50,300,705

Cash and cash equivalents	1,129,242	1,434,045
Coinsurance deposits	5,017,255	4,858,289
Accrued investment income	481,999	429,008
Deferred policy acquisition costs	3,318,733	2,714,523
Deferred sales inducements	2,384,161	2,001,892
Deferred income taxes	250,734	38,147
Income taxes recoverable	13,712	—
Other assets	234,796	254,127
Total assets	$63,448,998	$62,030,736

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$57,992,164	$56,142,673
Other policy funds and contract claims	271,765	282,884
Notes payable	494,464	494,093
Subordinated debentures	242,875	242,565
Amounts due under repurchase agreements	116,399	—
Income taxes payable	—	34,285
Other liabilities	1,842,035	1,984,079
Total liabilities	60,959,702	59,180,579

Stockholders' equity:
Common stock	90,278	89,331
Additional paid-in capital	807,310	791,446
Accumulated other comprehensive income	70,288	724,599
Retained earnings	1,521,420	1,244,781
Total stockholders' equity	2,489,296	2,850,157
Total liabilities and stockholders' equity	$63,448,998	$62,030,736

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenues:
Premiums and other considerations	$7,240	$8,569	$22,050	$25,691
Annuity product charges	58,365	51,931	164,094	144,106
Net investment income	549,391	500,202	1,593,457	1,479,288
Change in fair value of derivatives	595,311	362,525	276,433	1,015,878
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	(2,196)	1,579	(40,275)	7,790
OTTI losses on investments:
Total OTTI losses	(14,373)	(273)	(16,025)	(273)
Portion of OTTI losses recognized in (from) other comprehensive income	—	(191)	(1,651)	(1,281)
Net OTTI losses recognized in operations	(14,373)	(464)	(17,676)	(1,554)
Loss on extinguishment of debt	—	(18,389)	—	(18,817)
Total revenues	1,193,738	905,953	1,998,083	2,652,382

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	10,721	10,823	32,091	32,684
Interest sensitive and index product benefits	413,089	501,028	1,355,135	1,392,763
Amortization of deferred sales inducements	55,244	14,707	233,779	110,727
Change in fair value of embedded derivatives	383,716	229,702	(585,465)	628,845
Interest expense on notes and loan payable	6,376	7,597	19,122	23,997
Interest expense on subordinated debentures	3,942	3,502	11,450	10,260
Amortization of deferred policy acquisition costs	81,053	23,023	336,741	162,248
Other operating costs and expenses	31,924	28,782	95,704	82,325
Total benefits and expenses	986,065	819,164	1,498,557	2,443,849
Income before income taxes	207,673	86,789	499,526	208,533
Income tax expense	38,345	29,832	95,333	70,691
Net income	$169,328	$56,957	$404,193	$137,842

Earnings per common share	$1.87	$0.64	$4.48	$1.55
Earnings per common share - assuming dilution	$1.85	$0.63	$4.42	$1.53

Weighted average common shares outstanding (in thousands):
Earnings per common share	90,486	89,069	90,278	88,873
Earnings per common share - assuming dilution	91,651	90,421	91,355	90,171

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
Revenues:
Traditional life insurance premiums	$807	$910	$972	$2,989	$2,832
Life contingent immediate annuity considerations	6,433	4,847	8,081	5,548	5,737
Surrender charges	17,132	16,520	16,282	13,573	13,521
Lifetime income benefit rider fees	41,233	38,486	34,441	42,815	38,410
Net investment income	549,391	533,282	510,784	512,709	500,202
Change in fair value of derivatives	595,311	132,205	(451,083)	661,993	362,525
Net realized gains (losses) on investments, excluding OTTI	(2,196)	(38,381)	302	2,719	1,579
Net OTTI losses recognized in operations	(14,373)	(2,396)	(907)	(3,076)	(464)
Loss on extinguishment of debt (a)	—	—	—	—	(18,389)
Total revenues	1,193,738	685,473	118,872	1,239,270	905,953

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	838	981	821	1,528	1,898
Life contingent immediate annuity benefits and change in future policy benefits	9,883	8,295	11,273	9,007	8,925
Interest sensitive and index product benefits (b)	413,089	427,951	514,095	630,905	501,028
Amortization of deferred sales inducements (c)	55,244	78,112	100,423	65,885	14,707
Change in fair value of embedded derivatives	383,716	(101,949)	(867,232)	290,890	229,702
Interest expense on notes and loan payable	6,376	6,374	6,372	6,371	7,597
Interest expense on subordinated debentures	3,942	3,878	3,630	3,864	3,502
Amortization of deferred policy acquisition costs (c)	81,053	115,049	140,639	93,716	23,023
Other operating costs and expenses	31,924	32,540	31,240	29,366	28,782
Total benefits and expenses	986,065	571,231	(58,739)	1,131,532	819,164
Income before income taxes	207,673	114,242	177,611	107,738	86,789
Income tax expense (d)(e)	38,345	20,339	36,649	70,935	29,832
Net income (a)(b)(c)(d)(e)	$169,328	$93,903	$140,962	$36,803	$56,957

Earnings per common share	$1.87	$1.04	$1.57	$0.41	$0.64
Earnings per common share - assuming dilution (a)(b)(c)(d)(e)	$1.85	$1.03	$1.55	$0.41	$0.63

Weighted average common shares outstanding (thousands):
Earnings per common share	90,486	90,327	90,017	89,308	89,069
Earnings per common share - assuming dilution	91,651	91,271	91,139	90,727	90,421

(a)
Q3 2017 includes a loss on the extinguishment of our 6.625% Notes due in 2021. The loss decreased net income and earnings per common share - assuming dilution by $10.8 million and $0.12 per share, respectively.

(b)
Q3 2018 includes a benefit from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index product benefits by $53.6 million and increased net income and earnings per common share - assuming dilution by $42.0 million and $0.46 per share, respectively.

Q3 2017 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $21.6 million and decreased net income and earnings per common share - assuming dilution by $13.9 million and $0.15 per share, respectively.

(c)
Q3 2018 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $21.5 million and $30.6 million, respectively, and increased net income and earnings per common share - assuming dilution by $40.8 million and $0.45 per share, respectively.

Q3 2017 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $34.3 million and $48.2 million, respectively, and increased net income and earnings per common share - assuming dilution by $53.1 million and $0.59 per share, respectively.

(d)
Q3 2018 includes an income tax benefit from a worthless stock deduction related to a wholly-owned subsidiary which increased net income and earnings per common share - assuming dilution by $7.4 million and $0.08 per share, respectively.

(e)
Q4 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the newly enacted federal tax rate resulting from the Tax Cuts and Jobs Act of 2017. The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Non-GAAP Operating Income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net income	$169,328	$56,957	$404,193	$137,842
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	10,278	(916)	35,925	(4,417)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	545	47,835	(108,367)	116,383
Change in fair value of derivatives - debt	(597)	(357)	(3,168)	(139)
Income taxes	(8,491)	(16,281)	6,822	(39,127)
Non-GAAP operating income	$171,063	$87,238	$335,405	$210,542

Per common share - assuming dilution:
Net income	$1.85	$0.63	$4.42	$1.53
Adjustments to arrive at non-GAAP operating income:
Net realized investment (gains) losses, including OTTI	0.11	(0.01)	0.39	(0.05)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	0.01	0.52	(1.19)	1.29
Change in fair value of derivatives - debt	(0.01)	—	(0.03)	—
Income taxes	(0.09)	(0.18)	0.08	(0.44)
Non-GAAP operating income	$1.87	$0.96	$3.67	$2.33

(a)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$16,569	$(1,115)	$57,951	$(6,236)
Amortization of DAC and DSI	(6,291)	199	(22,026)	1,819
Income taxes	(1,187)	326	(9,908)	1,572
	$9,091	$(590)	$26,017	$(2,845)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(24,367)	$99,909	$(254,647)	$262,635
Interest rate caps and swap	(597)	(357)	(3,168)	(139)
Amortization of DAC and DSI	24,912	(52,074)	146,280	(146,252)
Income taxes	144	(16,607)	24,178	(40,699)
	$92	$30,871	$(87,357)	$75,545
Worthless stock deduction:
Income taxes	$(7,448)	$—	$(7,448)	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income to Non-GAAP Operating Income

	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
Net income (a)	$169,328	$93,903	$140,962	$36,803	$56,957
Adjustments to arrive at non-GAAP operating income: (b)
Net realized investment (gains) losses, including OTTI	10,278	25,624	23	(676)	(916)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	545	(30,094)	(78,818)	5,463	47,835
Change in fair value of derivatives - debt	(597)	(739)	(1,832)	(1,085)	(357)
Income taxes (a)	(8,491)	(2,046)	17,359	34,003	(16,281)
Non-GAAP operating income (c)(d)(e)	$171,063	$86,648	$77,694	$74,508	$87,238

Per common share - assuming dilution:
Net income (a)	$1.85	$1.03	$1.55	$0.41	$0.63
Adjustments to arrive at non-GAAP operating income: (b)
Net realized investment (gains) losses, including OTTI	0.11	0.28	—	(0.01)	(0.01)
Change in fair value of derivatives and embedded derivatives - fixed index annuities	0.01	(0.33)	(0.87)	0.06	0.52
Change in fair value of derivatives - debt	(0.01)	(0.01)	(0.02)	(0.01)	—
Income taxes (a)	(0.09)	(0.02)	0.19	0.37	(0.18)
Non-GAAP operating income (c)(d)(e)	$1.87	$0.95	$0.85	$0.82	$0.96

(a)
Q4 2017 includes income tax expense related to the revaluation of our deferred tax assets and liabilities using the newly enacted federal tax rate resulting from the Tax Cuts and Jobs Act of 2017 ("Tax Reform"). The change in the federal income tax rate decreased net income and earnings per common share - assuming dilution by $35.9 million and $0.40 per share, respectively. The impact of Tax Reform has been excluded from non-GAAP operating income.

(b)
Adjustments to net income to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(c)
Q3 2018 includes a benefit from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index product benefits by $53.6 million and increased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $42.0 million and $0.46 per share, respectively.

Q3 2017 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $21.6 million and decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $13.9 million and $0.15 per share, respectively.

(d)
Q3 2018 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $20.5 million and $28.7 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $38.5 million and $0.42 per share, respectively.

Q3 2017 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $31.3 million and $43.7 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $48.3 million and $0.53 per share, respectively.

(e)
Q3 2017 includes a loss on the extinguishment of our 6.625% Notes due in 2021. The loss decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $10.8 million and $0.12 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
Net realized (gains) losses on investments	$2,196	$38,381	$(302)	$(2,719)	$(1,579)
Net OTTI losses recognized in operations	14,373	2,396	907	3,076	464
Change in fair value of derivatives	(408,680)	28,741	707,589	(283,801)	(130,150)
Increase (decrease) in total revenues	(392,111)	69,518	708,194	(283,444)	(131,265)

Amortization of deferred sales inducements	(7,219)	(9,888)	(33,212)	1,499	22,442
Change in fair value of embedded derivatives	(383,716)	101,949	867,232	(290,890)	(229,702)
Amortization of deferred policy acquisition costs	(11,402)	(17,334)	(45,199)	2,245	29,433
Increase (decrease) in total benefits and expenses	(402,337)	74,727	788,821	(287,146)	(177,827)
Increase (decrease) in income before income taxes	10,226	(5,209)	(80,627)	3,702	46,562
Increase (decrease) in income tax expense	8,491	2,046	(17,359)	(34,003)	16,281
Increase (decrease) in net income	$1,735	$(7,255)	$(63,268)	$37,705	$30,281

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Share

	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
Capitalization:
Notes and loan payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	247,096	247,032	246,969	246,908	246,847
Total debt	747,096	747,032	746,969	746,908	746,847
Total stockholders’ equity	2,489,296	2,426,825	2,546,990	2,850,157	2,762,667
Total capitalization	3,236,392	3,173,857	3,293,959	3,597,065	3,509,514
Accumulated other comprehensive income (AOCI)	(70,288)	(180,406)	(399,982)	(724,599)	(659,491)
Total capitalization excluding AOCI (a)	$3,166,104	$2,993,451	$2,893,977	$2,872,466	$2,850,023

Total stockholders’ equity	$2,489,296	$2,426,825	$2,546,990	$2,850,157	$2,762,667
Accumulated other comprehensive income	(70,288)	(180,406)	(399,982)	(724,599)	(659,491)
Total stockholders’ equity excluding AOCI (a)	$2,419,008	$2,246,419	$2,147,008	$2,125,558	$2,103,176

Common shares outstanding	90,277,626	90,233,346	89,983,823	89,331,087	88,948,986

Book Value per Share: (b)
Book value per share including AOCI	$27.57	$26.89	$28.30	$31.91	$31.06
Book value per share excluding AOCI (a)	$26.80	$24.90	$23.86	$23.79	$23.64

Debt-to-Capital Ratios: (c)
Senior debt / Total capitalization	15.8%	16.7%	17.3%	17.4%	17.5%
Adjusted debt / Total capitalization	15.8%	16.7%	17.3%	17.4%	17.5%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(c)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes and loan payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

Spread Results

Nine Months Ended September 30,
2018	2017		Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
4.46%	4.45%	Average yield on invested assets	4.54%	4.47%	4.36%	4.47%	4.43%
1.84%	1.75%	Aggregate cost of money	1.87%	1.83%	1.82%	1.72%	1.73%
2.62%	2.70%	Aggregate investment spread	2.67%	2.64%	2.54%	2.75%	2.70%

		Impact of:
0.08%	0.06%	Investment yield - additional prepayment income	0.11%	0.07%	0.03%	0.11%	0.05%
0.05%	0.06%	Cost of money effect of over hedging	0.07%	0.06%	0.02%	0.08%	0.06%

$47,720,190	$44,386,981	Weighted average investments	$48,466,817	$47,795,388	$46,898,365	$46,031,966	$45,228,136
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Nine Months Ended September 30,
2018	2017		Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
		Included in interest sensitive and index product benefits:
$1,127,556	$1,068,522	Index credits	$369,011	$334,605	$423,940	$526,200	$375,019
160,607	190,833	Interest credited	52,618	52,922	55,067	59,065	62,725
		Included in change in fair value of derivatives:
(1,145,322)	(1,088,018)	Proceeds received at option expiration	(378,149)	(341,616)	(425,557)	(535,328)	(382,949)
540,559	437,208	Pro rata amortization of option cost	191,362	180,465	168,732	156,782	150,163
$683,400	$608,545	Cost of money for deferred annuities	$234,842	$226,376	$222,182	$206,719	$204,958

$49,530,043	$46,457,851	Weighted average liability balance outstanding	$50,273,893	$49,541,746	$48,774,490	$48,014,427	$47,281,417
Annuity Account Balance Rollforward

Nine Months Ended September 30,
2018	2017		Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
$48,400,755	$45,204,015	Account balances at beginning of period	$49,935,266	$49,148,224	$48,400,755	$47,628,099	$46,934,736
2,927,071	2,890,032	Net deposits	929,480	1,066,857	930,734	874,952	826,885
135,015	175,074	Premium bonuses	41,878	49,467	43,670	41,098	46,982
1,288,163	1,259,355	Fixed interest credited and index credits	421,629	387,527	479,007	585,265	437,744
(49,934)	(41,051)	Surrender charges	(17,132)	(16,520)	(16,282)	(13,573)	(13,521)
(114,160)	(103,055)	Lifetime income benefit rider fees	(41,233)	(38,486)	(34,441)	(42,815)	(38,410)
(1,974,391)	(1,756,271)	Surrenders, withdrawals, deaths, etc.	(657,369)	(661,803)	(655,219)	(672,271)	(566,317)
$50,612,519	$47,628,099	Account balances at end of period	$50,612,519	$49,935,266	$49,148,224	$48,400,755	$47,628,099

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Nine Months Ended September 30,
2018	2017		Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017
		American Equity:
$2,616,784	$2,632,984	Fixed index annuities	$830,759	$952,675	$833,350	$757,160	$738,257
40,062	55,855	Annual reset fixed rate annuities	8,390	15,455	16,217	18,974	20,142
3,249	19,651	Multi-year fixed rate annuities	360	888	2,001	3,773	5,717
20,920	17,037	Single premium immediate annuities	4,977	5,313	10,630	7,909	6,505
2,681,015	2,725,527		844,486	974,331	862,198	787,816	770,621
		Eagle Life:
497,554	388,807	Fixed index annuities	163,871	173,119	160,564	187,888	133,503
1,071	—	Annual reset fixed rate annuities	450	348	273	—	—
96,294	54,219	Multi-year fixed rate annuities	34,851	53,419	8,024	32,953	10,717
594,919	443,026		199,172	226,886	168,861	220,841	144,220
		Consolidated:
3,114,338	3,021,791	Fixed index annuities	994,630	1,125,794	993,914	945,048	871,760
41,133	55,855	Annual reset fixed rate annuities	8,840	15,803	16,490	18,974	20,142
99,543	73,870	Multi-year fixed rate annuities	35,211	54,307	10,025	36,726	16,434
20,920	17,037	Single premium immediate annuities	4,977	5,313	10,630	7,909	6,505
3,275,934	3,168,553	Total before coinsurance ceded	1,043,658	1,201,217	1,031,059	1,008,657	914,841
327,943	261,484	Coinsurance ceded	109,201	129,047	89,695	125,796	81,451
$2,947,991	$2,907,069	Net after coinsurance ceded	$934,457	$1,072,170	$941,364	$882,861	$833,390
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at September 30, 2018:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	13.4	7.8	12.6%	$48,490,245	95.8%
Annual Reset Fixed Rate Annuities	10.0	3.9	6.9%	1,491,269	2.9%
Multi-Year Fixed Rate Annuities	6.2	2.0	4.6%	631,005	1.3%
Total	13.2	7.6	12.3%	$50,612,519	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$832,232	$2,469,659
0.0% < 2.0%	29,664	171,994
2.0% < 3.0%	11,370	245,336
3.0% < 4.0%	19,453	164,670
4.0% < 5.0%	23,303	622,584
5.0% < 6.0%	58,566	790,108
6.0% < 7.0%	87,390	1,172,890
7.0% < 8.0%	308,662	2,604,862
8.0% < 9.0%	92,143	3,131,476
9.0% < 10.0%	45,591	3,116,656
10.0% or greater	613,900	34,000,010
	$2,122,274	$48,490,245

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,301,891	0.00%
2018	151,402	2.68%
2019	483,778	2.78%
2020	825,149	4.68%
2021	1,321,631	6.43%
2022	1,914,692	7.68%
2023	4,708,963	9.04%
2024	5,300,468	10.79%
2025	6,056,362	11.32%
2026	5,252,501	12.57%
2027	4,385,201	14.10%
2028	3,999,699	14.87%
2029	2,953,157	17.55%
2030	2,722,450	18.24%
2031	3,306,680	18.64%
2032	2,184,882	19.10%
2033	1,159,510	19.57%
2034	584,103	19.96%
	$50,612,519	12.31%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$1,023,034	$1,407,470
› 0.0% - 0.25%	56,792	226,398
› 0.25% - 0.5%	246,020	3,849
› 0.5% - 1.0%	62,387	17,542
› 1.0% - 1.5%	11,396	—
1.00% ultimate guarantee - 2.43% wtd avg interest rate (a)	479,459	535,761
1.50% ultimate guarantee - 1.25% wtd avg interest rate (a)	154,614	3,754,930
2.00% ultimate guarantee - 1.86% wtd avg interest rate (a)	88,572	—
2.25% ultimate guarantee - 1.95% wtd avg interest rate (a)	—	925,394
3.00% ultimate guarantee - 2.15% wtd avg interest rate (a)	—	1,753,350
Allocated to index strategies (see tables that follow)	—	39,865,551
	$2,122,274	$48,490,245

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2018 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.17%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,747	$91,932	$2,579,255	$80,081	$190,190
1.75% - 3%	6,551,080	—	—	—	—
3% - 4%	964,918	13,068	—	—	—
4% - 5%	489,055	192,638	4,092,427	—	—
5% - 6%	487,429	153,541	40,227	—	—
6% - 7%	—	—	120	—	—
>= 7%	3,751	7,047	797	7,930	598

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$616	$405,675	$121,927	$138,637
< 20%	597,031	—	—	—
20% - 40%	921,667	179,396	—	—
40% - 60%	1,637,513	108,531	69,040	—
>= 60%	67,906	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,007,088
1.10% - 1.30%	6,279,172
1.40% - 1.60%	4,183,439
1.70% - 2.00%	2,628,695
>= 2.10%	1,819

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	374,868
2.25% - 2.75%	1,063,791
3.00% - 4.00%	3,429,726
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.78% based upon prices of options for the week ended October 16, 2018.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

Summary of Invested Assets

	September 30, 2018		December 31, 2017
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$10,962	—%	$11,876	—%
United States Government sponsored agencies	1,224,587	2.4%	1,305,017	2.6%
United States municipalities, states and territories	4,142,257	8.2%	4,166,812	8.3%
Foreign government obligations	226,500	0.5%	239,360	0.5%
Corporate securities	28,556,816	56.4%	29,956,012	59.6%
Residential mortgage backed securities	1,181,682	2.3%	1,105,567	2.2%
Commercial mortgage backed securities	5,337,368	10.5%	5,544,850	11.0%
Other asset backed securities	5,219,058	10.3%	3,120,536	6.2%
Total fixed maturity securities	45,899,230	90.6%	45,450,030	90.4%
Mortgage loans on real estate	2,892,155	5.7%	2,665,531	5.3%
Derivative instruments	1,290,387	2.6%	1,568,380	3.1%
Other investments	536,594	1.1%	616,764	1.2%
	$50,618,366	100.0%	$50,300,705	100.0%
Credit Quality of Fixed Maturity Securities - September 30, 2018

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$27,478,961	59.9%	Aaa/Aa/A	$27,405,387	59.7%
2	16,868,800	36.8%	Baa	16,773,927	36.6%
3	1,371,247	3.0%	Ba	1,293,678	2.8%
4	156,449	0.3%	B	152,999	0.3%
5	16,898	—%	Caa	148,582	0.3%
6	6,875	—%	Ca and lower	124,657	0.3%
	$45,899,230	100.0%		$45,899,230	100.0%
Watch List Securities - September 30, 2018

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
Below investment grade
Corporate securities:
Consumer discretionary	$25,962	$(5,287)	$20,675	10 - 44
Energy	29,051	(4,642)	24,409	8 - 49
Industrials	2,766	(479)	2,287	47
Materials	3,990	823	4,813	—
Other asset backed securities:
Financials	3,838	(1,783)	2,055	64 - 90
	$65,607	$(11,368)	$54,239

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	September 30, 2018		December 31, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,319,886	$1,235,549	$1,320,151	$1,316,893
United States municipalities, states and territories	3,949,293	4,142,257	3,804,360	4,166,812
Foreign government obligations	226,931	226,500	228,214	239,360
Corporate securities:
Capital goods	2,454,657	2,457,541	2,405,102	2,570,734
Consumer discretionary	5,736,614	5,716,133	5,889,227	6,232,728
Energy	2,617,622	2,610,019	2,554,199	2,666,172
Financials	6,019,984	6,038,048	6,004,618	6,369,575
Industrials	327,301	319,288	283,915	291,174
Information technology	1,809,891	1,822,730	1,829,396	1,932,131
Materials	1,741,922	1,747,918	1,801,312	1,901,090
Other	991,446	994,919	989,641	1,052,676
Telecommunications	1,501,847	1,500,789	1,461,536	1,539,840
Transportation	1,369,071	1,363,654	1,152,637	1,218,964
Utilities	3,835,827	3,908,564	3,756,070	4,103,887
Residential mortgage backed securities:
Government agency	611,933	628,584	628,320	668,641
Prime	403,931	415,976	269,407	282,360
Alt-A	113,312	137,122	130,757	154,566
Commercial mortgage backed securities:
Government agency	444,415	426,839	554,514	564,400
Non-agency	4,989,629	4,910,529	4,977,408	4,980,450
Other asset backed securities:
Auto	268,464	268,340	298,142	299,688
Financials	9,810	10,488	11,371	12,382
Industrials	219,747	220,297	243,859	251,321
Collateralized loan obligations	4,176,067	4,154,215	1,965,349	1,973,877
Military housing	434,299	452,592	433,840	461,452
Other	114,443	113,126	123,414	121,816
	$45,688,342	$45,822,017	$43,116,759	$45,372,989
Held for investment:
Corporate security - financials	$77,213	$71,113	$77,041	$76,460

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018
Unaudited (Dollars in thousands)

Mortgage Loans on Commercial Real Estate

	September 30, 2018		December 31, 2017
	Principal	Percent	Principal	Percent
Geographic distribution
East	$598,239	20.6%	$548,067	20.5%
Middle Atlantic	170,836	5.9%	163,485	6.1%
Mountain	348,233	12.0%	308,486	11.5%
New England	9,482	0.3%	12,265	0.5%
Pacific	494,791	17.1%	466,030	17.4%
South Atlantic	667,043	23.0%	609,736	22.8%
West North Central	309,332	10.7%	324,808	12.2%
West South Central	302,502	10.4%	241,438	9.0%
	$2,900,458	100.0%	$2,674,315	100.0%

Property type distribution
Office	$267,017	9.2%	$283,926	10.6%
Medical office	33,950	1.2%	34,338	1.3%
Retail	1,076,573	37.1%	1,040,028	38.9%
Industrial/Warehouse	743,787	25.7%	677,770	25.3%
Apartment	604,120	20.8%	462,897	17.3%
Mixed use/other	175,011	6.0%	175,356	6.6%
	$2,900,458	100.0%	$2,674,315	100.0%

	September 30, 2018	December 31, 2017
Credit exposure - by payment activity
Performing	$2,898,538	$2,670,657
In workout	—	1,436
Delinquent	—	—
Collateral dependent	1,920	2,222
	2,900,458	2,674,315
Specific loan loss allowance	(1,484)	(1,418)
General loan loss allowance	(5,630)	(6,100)
Deferred prepayment fees	(1,189)	(1,266)
	$2,892,155	$2,665,531

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00
Third Quarter	$38.57	$34.51	$35.36	$0.00

2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00
Third Quarter	$29.43	$25.43	$29.08	$0.00
Fourth Quarter	$32.54	$28.06	$30.73	$0.26

2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00
Third Quarter	$18.32	$13.07	$17.73	$0.00
Fourth Quarter	$23.41	$15.39	$22.54	$0.24
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2018

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com
John Nadel
UBS Investment Bank
(212) 713-4299
john.nadel@ubs.com